SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: December 8, 20040


                     Global Environmental Energy Corporation
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             (Exact name of registrant as specified by its charter)


     Bahamas                       33-24483-NY           00-0000000
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(State or other jurisdic-      (Commission File     (IRS Employer
tion of incorporation)          Number)             Identification Number)


MAGNA CARTA COURT
PARLIAMENT & SHIRLEY STREETS
P.O. BOX N-918
NASSAU, BAHAMAS                                                N/A
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(address of principal executive offices)                   (zip code)


4640 South Carrollton Ave Suite 2A-6
New Orleans, La                                                70199
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(address of principal business offices)                    (zip code)


Registrant's telephone number, including area code: (877) 723-6315


                                      N/A
                ------------------------------------------------
           Former Name or Former Address If Changed Since Last Report

ITEM 8.01  OTHER EVENTS

Global Environmental Energy Corp., (the "Company") has been notified on December 4th 2004 that its Karachi Pakistan based client, Alvi Project Services has submitted its bid bond to the City District Government of Karachi for the establishment of a project for the disposal of municipal solid waste.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

None

(b)  Pro forma financial statements.

None

(c) Exhibits. These exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601), or Item 601 of Regulation S-B (17 CFR 228.601) and Instruction B.2 to this form.

Exhibit No.    Description
----------------------------------------------------------------------

10.1(a)  *        Bank Guarantee referencing Bid with City  District  Government of  Karachi dated December 4, 2004

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*    Filed herewith

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        Global Environmental Energy Corp



By:   /s/ Dr.  CA McCormack
 ----------------------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
for and on behalf of Global Environmental Energy Corp.